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                                                                   Exhibit 10.30


                                  AMENDMENT #2

                             TO ENGAGEMENT AGREEMENT

      THIS AMENDMENT #2 TO THE ENGAGEMENT AGREEMENT is made and entered into as of September 1, 1995 by and between General American Life Insurance Company ("Client") and ARM Financial Group, Inc. ("ARM") for the purpose of amending that certain Engagement Agreement made and entered into by Client and Analytical Risk Management, Ltd. as of the 12th day of March, 1993, and subsequently assigned by Analytical Risk Management, Ltd. to ARM, effective November 26, 1993, such assignment properly consented to by Client on September 8, 1993 (the "Engagement Agreement").

      Whereas Client and ARM entered into Amendment #1 to Engagement Agreement as of August 14, 1995 for the purpose of entering into a joint venture to develop and market guaranteed interest contracts and funding agreements as agreed upon by the parties, and to share in the profits generated by the sales of such products; and

      Whereas it is stated in Amendment #1 that Client and ARM intend to share in such profits on business placed after the date of Amendment #1 by means of reinsuring a 50% portion of the business written by Client to Integrity Life Insurance Company, a subsidiary of ARM ("Integrity"), and Client and ARM intend to share in such profits on business placed prior to the date of Amendment #1 and on business which is not, for whatever reason, reinsured, by the payment of fees to ARM as outlined in the Engagement Agreement; and

      Whereas Client and ARM wish to clarify that fees are not payable to ARM as outlined in the Engagement Agreement on any business written which is then subject to a reinsurance agreement between the parties, regardless of whether such portion is ceded or retained by Client; and

      Whereas Client and ARM wish to clarify that the Engagement Agreement shall be applicable to both the GIC Product and the Funding Agreement as defined in the Engagement Agreement and in Amendment #1;

      Now, therefore, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties agree to amend the Engagement Agreement as follows:

      Section 7, Compensation to ARM, is amended by the addition of subsection
(c) as follows:
            (c) Reinsured Business. No fees are payable to ARM under this
Section 7 on either the ceded or retained portion of any GIC Product or Funding Agreement written which is then subject to a reinsurance agreement between the parties or any subsidiaries of the parties, and which is in fact reinsured.

      Section 29, GIC Product and Funding Agreement, is added to the Engagement Agreement as follows:

      Section 29, GIC Product and Funding Agreement.
            The provisions of this Engagement Agreement and any amendments thereto are applicable to the GIC Product as defined in the Engagement Agreement and to the Funding Agreement as defined in Amendment #1 to this Engagement Agreement, except as to provisions specifically excluded by the terms of this Engagement Agreement or any amendment thereto.


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      IN WITNESS WHEREOF the undersigned have executed this Amendment as of the day and year first written above.

                 CLIENT
                 -------

                 General American Life Insurance Company


         By:     /s/ Leonard M. Rubenstein
                 ---------------------------------------------------
                 Leonard M. Rubenstein


         Title:  Executive Vice President -- Investments
                 ---------------------------------------------------

                 ARM
                 ---

                 ARM Financial Group, Inc.


         By:     /s/ John R. Lindholm
                 ---------------------------------------------------
                   John R. Lindholm


         Title:  Executive Vice President -- Chief Marketing Officer
                 ---------------------------------------------------


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